UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2005

FRANKLIN AUTO TRUST 2004-2

(Exact name of Registrant as Specified in its Charter)

Delaware	333-106297	Not Available
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 West 200 South, Suite 500, Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

(801) 238-6700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On December 15, 2004, Franklin Auto Trust 2004-2 (the “Trust’) issued and sold $233,00,000, initial principal amount of Franklin Auto Trust 2004-2 Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the “Notes”) pursuant to an Indenture dated as of December 1, 2004, between Franklin Auto Trust 2004-2, as issuer, and The Bank of New York, as indenture trustee.

Prior to the issuance and sale of the Notes, Franklin Receivables LLC (the “Seller”) and Citigroup Global Markets Inc. furnished to prospective investors a prospectus supplement which disclosed certain pool information relating to certain motor vehicle retail installment sale contracts (the “Receivables”).  The statistical information presented in the prospectus supplement was based on the Receivables as of the close of business on October 31, 2004.

The Seller deposited $58,000,000.00 in a segregated trust account (the “Pre-Funding Account”) to be used by the Trust to acquire additional Receivables until the earliest of the date on which (1) the amount on deposit in the Pre-Funding Account is less than $2,500, (2) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (3) the close of business on February 15, 2005.  The Trust acquired certain additional Receivables on January 12, 2005 and February 9, 2005 with total principal balances of approximately $40,384,033.06 and $17,615,966.94, respectively.

Item 9.01 Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.

Exhibit No.

Description

1

99

Pool Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC,

By FRANKLIN CAPITAL CORPORATION,

as managing member

By:

/s/Harold E. Miller, Jr.

Harold E. Miller, Jr.

President and Chief Executive Officer

February 18, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99	Pool Information

The distribution by credit quality, the distribution by new and used financed vehicles, the geographic distribution, the distribution by outstanding principal balance, the distribution by annual percentage rate, the distribution by original term and the distribution by remaining term, in each case of the Receivables as of the related cutoff date, are set forth below.

Credit Quality of the Receivables

Class of Receivables(1)	Aggregate Outstanding Principal Balance	Number of Receivables	Weighted Average APR	Weighted Average Original Term (in months)	Weighted Average Remaining Term (in months)	Average Outstanding Principal Balance	Average Original Amount Financed

Prime	$134,964,412.92	7,663	6.74	68	65	$17,612.48	$19,148.92
Non-Prime	$95,216,692.19	5,862	11.40	68	62	$16,243.04	$18,942.21
Sub-Prime	$2,843,895.20	225	16.90	63	58	$12,639.53	$14,366.72
Total	$233,025,000.30	13,750	8.77	68	63	$16,947.27	$18,982.54

__________

(1)

The Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital's underwriting criteria.

Distribution by New and Used Financed Vehicles of the Receivables

	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

New	5,724	$115,719,279.65	49.66
Used	8,026	$117,305,720.66	50.34
Total	13,750	$233,025,000.30	100.00

__________

(1)

Percentages may not add to 100.00% because of rounding.

Geographic Distribution of the Receivables

State(1)	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(3)

Arizona	3,714	$70,027,509.60	30.05
California	3,387	$48,418,701.37	20.78
Nevada	2,480	$42,406,854.02	18.20
New Mexico	1,870	$34,716,371.30	14.90
Oregon	852	$13,576,730.77	5.83
Colorado	571	$10,178,045.98	4.37
Kansas	218	$4,054,423.73	1.74
Washington	246	$3,723,175.85	1.60
<Others>	412	$5,923,187.69	2.54
Total	13,750	$233,025,000.30	100.00

__________

(1)

Based on billing addresses of the Obligors as of the applicable cutoff date.

(2)

Includes states with concentrations less than 1.00% by outstanding principal balance.

(3)

Percentages may not add to 100.00% because of rounding.

Distribution by Outstanding Principal Balance of the Receivables

Range of Outstanding Principal Balance	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

$0.00 to $4,999.99	851	$2,927,462.50	1.26
$5,000.00 to $9,999.99	2,283	$17,595,152.28	7.55
$10,000.00 to $14,999.99	3,162	$39,646,681.29	17.01
$15,000.00 to $19,999.99	2,935	$51,176,049.45	21.96
$20,000.00 to $24,999.99	2,137	$47,765,896.43	20.50
$25,000.00 to $29,999.99	1,337	$36,376,623.86	15.61
$30,000.00 and greater	1,045	37,537,134.48	16.11
Total	13,750	$233,025,000.30	100.00

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Annual Percentage Rate of the Receivables

Range of Annual Percentage Rate	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

3.99% to 4.99%	1,617	$28,365,960.72	12.17
5.00% to 5.99%	1,935	$38,116,102.14	16.36
6.00% to 6.99%	1,660	$33,300,077.67	14.29
7.00% to 7.99%	1,309	$25,976,719.31	11.15
8.00% to 8.99%	1,155	$22,525,509.23	9.67
9.00% to 9.99%	1,185	$19,960,604.91	8.57
10.00% to 10.99%	787	$12,355,008.20	5.30
11.00% to 11.99%	784	$11,772,697.30	5.05
12.00% to 12.99%	783	$10,761,738.21	4.62
13.00% to 13.99%	611	$8,170,542.83	3.51
14.00% to 14.99%	528	$6,717,023.74	2.88
15.00% to 15.99%	378	$4,300,642.88	1.85
16.00% to 16.99%	292	$3,549,114.59	1.52
17.00% to 17.99%	193	$2,174,859.72	0.93
18.00% to 18.99%	165	$1,679,652.36	0.72
19.00% to 19.99%	92	$962,202.88	0.41
20.00% and greater	276	$2,336,543.61	1.00
Total	13,750	$233,025,000.30	100.00

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Original Term of the Receivables

Range of Original Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

12 Months and under	9	$59,176.50	0.03
13 to 24 Months	64	$376,576.36	0.16
25 to 36 Months	309	$2,602,914.51	1.12
37 to 48 Months	636	$6,410,482.82	2.75
49 to 60 Months	4,377	$57,274,808.42	24.58
61 to 72 Months	8,133	$160,547,458.69	68.90
73 to 84 Months	222	$5,753,583.00	2.47
Total	13,750	$233,025,000.30	100.00

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Remaining Term of the Receivables

Range of Remaining Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

12 Months and under	548	$1,899,190.84	0.82
13 to 24 Months	1,007	$7,065,557.64	3.03
25 to 36 Months	724	$6,799,071.56	2.92
37 to 48 Months	790	$8,926,201.46	3.83
49 to 60 Months	3,695	$55,207,608.40	23.69
61 to 72 Months	6,796	$147,809,639.17	63.43
73 to 84 Months	190	$5,317,731.23	2.28
Total	13,750	$233,025,000.30	100.00

__________

(1)

Percentages may not add to 100.00% because of rounding.